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                                                                    Exhibit 99.1

                                   EXHIBIT A

                      SOUTHWESTERN PUBLIC SERVICE COMPANY


                               PURCHASE CONTRACT

          Southwestern Public Service Company, a New Mexico corporation (the "Company"), confirms its agreement with each of the Purchasers (as hereinafter defined) with respect to the sale by the Company and the purchase by the Purchasers, severally and not jointly, of the Notes (as hereinafter defined).

          1.  Purchasers and Representative.  If there shall be two or more
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persons, firms or corporations named as purchasers in Schedule I hereto, the term "Purchasers" as used herein shall be deemed to mean the several persons, firms or corporations so named (including the Representative hereinafter mentioned, if so named, and any Purchasers substituted pursuant to paragraph 11 hereof), and the term "Representative" as used herein shall be deemed to mean the representative or representatives named in Schedule I hereto. If there shall be only one person, firm or corporation named in Schedule I hereto, the term "Purchasers" and the term "Representative" as used herein shall mean such person, firm or corporation. The Representative represents and warrants that it has the necessary power and authority to execute this Contract on behalf of the Purchasers and to otherwise act for each of the Purchasers in respect of all matters referred to in this Contract. All obligations of the Purchasers hereunder are several and not joint.

          2.  Description of Notes.  The Company proposes to issue and sell the
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Notes as a single series under its Indenture, dated as of February 1, 1999 (the
"Original Indenture"), to The Chase Manhattan Bank, as trustee (the "Trustee"), as it will be supplemented by a supplemental indenture creating the Notes (said Original Indenture, as supplemented, and said supplemental indenture being hereinafter referred to as the "Indenture" and the "Supplemental Indenture", respectively). The Notes shall be issued in the aggregate principal amount or amounts, shall bear interest at the rate or rates, shall be payable on the dates, and shall mature on the date or dates set forth, and shall be subject to optional and sinking fund redemption as described, in Schedule II hereto. The term "Notes" as used in this Contract shall mean the notes described in this paragraph.
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                                      -2-

          3.   Representations and Warranties of the Company.  The Company
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represents and warrants to the Purchasers that:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, for the registration of securities having an aggregate principal amount not exceeding $220,000,000, including the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and has filed such amendments thereto as may have been required to the date hereof. Such registration statement has been declared effective by the Commission and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement, in the form in which it became effective, as amended to the date hereof, including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is hereinafter referred to as the "Registration Statement"; the prospectus included in the Registration Statement, as such prospectus may have been amended to the date hereof, is hereinafter referred to as the "Basic Prospectus"; and the Basic Prospectus, as supplemented by a prospectus supplement relating to the Notes (the "Prospectus Supplement"), is hereinafter referred to as the "Prospectus"; provided, however, that (i) the terms "Registration Statement", "Basic Prospectus" and "Prospectus" shall be deemed to refer to and include, in each case, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, (ii) any reference herein to any amendment or supplement to the Prospectus shall be deemed to refer to and include any documents filed after the date of the Prospectus pursuant to Section 13 or 14 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and so incorporated by reference, all of such documents so incorporated by reference being hereinafter referred to as the "Incorporated Documents", and (iii) any prospectus supplement to the Basic Prospectus which relates to securities other than the Notes shall not be deemed to be a part of the Basic Prospectus or the Prospectus. If the Company files a registration statement to register a portion of the Notes and relies on Rule 462(b) of the 1933 Act Regulations for such registration statement to become effective upon filing
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                                      -3-

     with the Commission (the "Rule 462 Registration Statement"), then, after such filing, all references to "Registration Statement" herein shall be deemed to be to the Registration Statement referred to above and the Rule 462 Registration Statement, as each such registration statement may be amended to the date hereof. If the Company elects to rely on Rule 434 of the 1933 Act Regulations, all references to the "Prospectus" shall be deemed to include the form of prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, taken together, provided to the Purchasers by the Company in reliance on Rule 434.

          (b) At the respective times the Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission subsequent to the date the Registration Statement became effective (the "Annual Report on Form 10-K")) became effective, the Registration Statement and any amendments and supplements thereto complied, and, upon the filing of the Prospectus Supplement with the Commission, the Prospectus will comply, with the provisions of the 1933 Act and the applicable 1933 Act Regulations, or pursuant to the 1933 Act Regulations are or will be deemed to have complied or to comply therewith; at the time the Registration Statement became effective, the Registration Statement did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, at the time the Registration Statement became effective and at the date hereof, the Basic Prospectus did not and does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the foregoing representations and warranties in this subparagraph (b) shall apply to that part of the Registration Statement which shall constitute the Statement of Eligibility under the 1939 Act of the trustee under the Indenture (the "Statement of Eligibility"). If Rule 434 under the 1933 Act Regulations is used, the Company will comply with the requirements of Rule 434.

          (c) The Incorporated Documents, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the
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     "1934 Act Regulations"), and, when read together with the other information in the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any additional Incorporated Documents will, when they are filed with the Commission, comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (d) The financial statements included in the Registration Statement present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; and, except as otherwise stated in the Registration Statement, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the supporting financial schedules included in the Registration Statement present fairly the information required to be stated therein. Arthur Andersen LLP, the accountants who certified certain of such financial statements and financial schedules, are independent certified public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (e) Except as may otherwise be reflected in or contemplated by the Registration Statement, since the respective dates as of which information is given therein (i) there has been no material adverse change nor any development or event involving a prospective material adverse change in the business, property or condition, financial or otherwise, of the Company, whether or not arising in the ordinary course of business, and (ii) the Company has not entered into any transactions which are material to the Company, other than in the ordinary course of business; and, except as so reflected or contemplated, the Company does not have any contingent obligations which are material to the Company.

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Mexico with corporate power
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     and authority to own its properties and conduct its business as described in the Registration Statement.

          (g) The issuance and sale by the Company of the Notes pursuant to this Contract have been duly authorized by all necessary corporate action; and, when issued, authenticated and delivered by the Company pursuant to this Contract against payment of the consideration therefor specified herein, the Notes will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by laws or principles of equity affecting generally the enforcement of creditors' rights, including without limitation bankruptcy and insolvency laws and state laws which affect the enforcement of certain remedial provisions of the Indenture, and will be entitled to the benefits of the Indenture.

          (h) The execution and delivery of this Contract, the incurrence of the obligations herein set forth and the consummation of the transactions herein contemplated will not conflict with or constitute a breach of, or default under, the Restated Articles of Incorporation, as they may have been amended, or By-Laws of the Company or any contract, lease, note, mortgage or other instrument to which the Company is a party or by which it may be bound, or any law, administrative regulation or administrative or court order.

          (i) All approvals and authorizations from the New Mexico Public Utility Commission which are required for the valid authorization and issuance of the Notes and the valid sale thereof under this Contract, have been obtained and are in full force and effect and the approval of no other governmental or regulatory authority or body is necessary in connection with the issuance and sale by the Company of the Notes pursuant to this Contract, except that there must be compliance with the securities laws in the jurisdictions in which the Notes are to be offered and sold.

          (j) The franchises held by the Company, together with the applicable Certificates of Convenience and Necessity issued by the New Mexico Public Utility Commission, give the Company all necessary authority for the maintenance and operation of its properties and business as now conducted, and are free from burdensome restrictions or conditions of an unusual character.
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          (k)  Any certificate signed by any officer of the Company and delivered to the Representative or to Cahill Gordon & Reindel, who are acting as counsel for the Purchasers, shall be deemed a representation and warranty by the Company to each Purchaser as to the matters covered thereby.

          4.   Purchase and Sale.  On the basis of the representations and
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warranties, and subject to the terms and conditions, in this Contract set forth, the Company agrees to sell to each of the several Purchasers, severally and not jointly, and each Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of the Notes set forth in Schedule I hereto opposite the name of such Purchaser at the price specified in Schedule II hereto.

          5.   Public Offering.  Forthwith upon the execution of this Contract,
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the Representative shall furnish the Company in writing any information regarding the public offering, if any, of the Notes, in addition to the information set forth on Schedules I and II hereto, which is required to prepare the Prospectus Supplement.

          6.   Time and Place of Closing.  Delivery of the Notes and payment
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therefor by certified or official bank check or checks payable to the order of the Company, or by wire transfer to a bank account specified by the Company, in the funds specified in Schedule II hereto, shall be made at the office of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York, at 10:00 A.M., New York time, on the date specified in Schedule II hereto, or at such other place, time or date as may be agreed upon by the Company and the Representative. The time and date of such payment and delivery are herein called the "Closing Date".

          The Notes shall be delivered to or upon the order of the Representative for the respective accounts of the Purchasers in registered form in such authorized denominations and registered in such names as the Representative may reasonably request in writing at least one business day prior to the Closing Date or, to the extent not so requested, in the names of the respective Purchasers in such denominations as the Company shall determine. The Company agrees to make the Notes available to the Representative for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at the office of The Chase Manhattan Bank, New York, New York, or at such other place as may be agreed upon by the Company and the Representative.
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          7.   Covenants of the Company.  The Company covenants with each
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Purchaser that:

          (a) The Company will promptly deliver to the Representative two signed copies of the registration statement relating to the Notes as originally filed and of all amendments thereto heretofore or hereafter made (in each case including all Incorporated Documents and exhibits thereto, other than exhibits incorporated by reference), and including a signed copy of each consent and certificate included therein or filed as an exhibit thereto, and will deliver to the Representative conformed copies of each of the foregoing (excluding such exhibits, consents and certificates) for distribution to the Purchasers. The Company will also deliver to the Purchasers, through the Representative, as soon as practicable after the date hereof and thereafter from time to time, as many copies of the Prospectus and any amendments or supplements thereto as the Representative may reasonably request for the purposes contemplated by the 1933 Act.

          (b) The Company will not file any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations) or make any amendment or supplement to the Prospectus (including any Term Sheet) of which the Representative shall not previously have been advised or which shall have been reasonably disapproved in writing by the Representative or Cahill Gordon & Reindel.

          (c) The Company will pay or cause to be paid (i) all expenses in connection with (A) the preparation and filing by it of the Registration Statement, (B) the preparation, printing, issuance and delivery of the Notes as provided in paragraph 6 hereof, (C) the preparation, execution, filing and recording of the Indenture and the Supplemental Indenture, (D) the preparation of this Contract, and (E) the printing and delivery to the Purchasers, through the Representative, in reasonable quantities, of copies of the Registration Statement and the Prospectus, and any amendments or supplements thereto (except as otherwise provided in subparagraph (d) of this paragraph 7), this Contract, the Indenture and the Supplemental Indenture, (ii) the fees and disbursements of the Company's counsel and accountants related to the preparation of the Registration Statement and Prospectus, the issuance and sale of the Notes, (iii) the expenses incurred in connection with the qualification of the Notes under securities laws in accordance with subparagraph (g) of this paragraph 7, including
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     filing fees and reasonable fees and disbursements of Cahill Gordon &
     Reindel in connection therewith and in connection with the preparation of the Blue Sky Survey and the Legal Investment Survey, if any, and (iv) all taxes, if any (except transfer taxes), on the issuance of the Notes. If this Contract is terminated in accordance with subparagraph (a)(i), (a)(ii) or (b) of paragraph 13 hereof, the Company will reimburse the Purchasers for all their out-of-pocket expenses, including the fee and disbursements of Cahill Gordon & Reindel. The Company will not in any event be liable to any of the Purchasers for damages on account of the loss of anticipated profits.

          (d) If, at any time when a prospectus relating to the Notes is required to be delivered under the 1933 Act, the Prospectus, as it may then have been amended or supplemented, would, in the opinion of the Company or the Representative, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if, at such time, it shall be necessary to amend or supplement the Prospectus, as it may then have been amended or supplemented, in order to comply with Section 10 of the 1933 Act or the 1933 Act Regulations, the Company will, subject to Section 7(b) hereof, forthwith prepare and file with the Commission an amendment or supplement which will correct such statement or omission or effect such compliance and will furnish a reasonable number of copies thereof to the Representative. During the first nine months after the date hereof, the cost of so preparing, filing and furnishing such amendment or supplement will be borne by the Company and, thereafter, by the Purchasers who request the same; provided, however, that should such amendment or supplement relate solely to the activities of any Purchaser or Purchasers, then such cost shall in any event be borne by such Purchasers. For purposes of this subparagraph
     (d) the Company shall be entitled to assume that a prospectus relating to the Notes shall no longer be required to be delivered under the 1933 Act from and after the forty-fifth day after the date of this Contract, unless it shall have received from the Representative notice to the contrary. Whenever a prospectus shall be so required to be delivered, the Purchasers will deliver the Prospectus, as it may have been amended or supplemented at the time of such delivery.
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                                      -9-

          (e) The Company will make generally available to its security holders, as soon as practicable, an earnings statement (which need not be audited) of the Company (and its consolidated subsidiaries, if any) covering a period of 12 months beginning not later than the first day of the Company's fiscal quarter next following the date of this Contract and complying with Rule 158 of the 1933 Act Regulations.

          (f) The Company will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and during the period when a prospectus relating to the Notes is required to be delivered under the 1933 Act or the 1934 Act, the Company will promptly advise the Representative by telephone, promptly confirmed in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (iv) of the issuance of any stop order under the 1933 Act with respect to the Registration Statement or of the institution of any proceedings therefor of which the Company shall have received notice or become aware, and will use its best efforts to prevent the issuance of any such stop order and, if issued, to secure the prompt lifting or removal thereof. For purposes of this subparagraph (f), the Company shall be entitled to assume that a prospectus relating to the Notes shall no longer be required to be delivered under the 1933 Act from and after the forty-fifth day after the date of this Contract unless notified to the contrary by a Purchaser.

          (g) During the period of three months from the date of this Contract, the Company will furnish such proper information as may lawfully be required and otherwise cooperate in qualifying the Notes for offer and sale under the securities laws of such jurisdictions as the Representative may reasonably designate; provided, however, that the Company shall not be
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     required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, or to comply with any other requirement deemed by the Company to be unduly burdensome.

          (h) The Company, during the period when a prospectus relating to the Notes is required to be delivered under
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                                      -10-

     the 1933 Act, will (i) file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act and (ii) promptly notify the Representative by telephone and confirm in writing if the rating assigned by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group to any debt securities of the Company shall have been lowered or if Moody's Investors Service, Inc. or Standard & Poor's Ratings Group shall have informed the Company or publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or any other debt securities of the Company.

          (i) Promptly after the execution and delivery of this Contract, the Company will transmit copies of the Prospectus to the Commission for filing pursuant to Rule 424 of the 1933 Act Regulations. If the Company elects to rely on Rule 434 of the 1933 Act, the Company will prepare a Term Sheet that complies with the requirements of Rule 434 of the 1933 Act Regulations and will transmit copies of the form of Prospectus complying with Rule 434(c)(2) of the 1933 Act in accordance with Rule 424 under the 1933 Act Regulations.

          (j) Between the date hereof and the date which is 10 days after the Closing Date, the Company will not, without the prior written consent of the Representative, offer or sell or enter into any agreement to sell, any of its other debt securities which are substantially similar to the Notes; it being understood that the Company may offer and sell or enter into an agreement to offer and sell subordinated debt securities in connection with an offering of trust offered preferred securities.

          8.   Conditions of Purchasers' Obligations.  The several obligations
               -------------------------------------
of the Purchasers to purchase and pay for the Notes shall be subject to the accuracy when made of the representations and warranties on the part of the Company contained herein or in certificates of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its obligations to be performed hereunder at or prior to the Closing Date and to the following further conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date, and no proceedings for that purpose shall then be pending before, or threatened by, the Commission. A prospectus containing information relating to the descrip-
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                                      -11-

     tion of the Notes, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

          (b) At the Closing Date, the order of the New Mexico Public Utility Commission authorizing and approving the issuance and sale of the Notes shall be final and in full force and effect and the time for appeal therefrom or review thereof or intervention with respect thereto shall have expired.

          (c) At the Closing Date, the Representative shall have received a certificate, dated the Closing Date, of the Company signed by its President or one of its Vice Presidents, substantially in the form thereof attached as Exhibit A hereto.

          (d) At the Closing Date, the Representative shall have received opinions, dated the Closing Date, of LeBoeuf, Lamb, Greene & MacRae, L.L.P.; Hinkle, Cox, Eaton, Coffield & Hensley; Rainey, Ross, Rice & Binns; and Foulston & Siefkin, counsel for the Company, and Cahill Gordon & Reindel, counsel for the Purchasers, substantially in the forms thereof attached hereto as Exhibits B, C, D, E and F respectively, with reproduced or conformed copies thereof for each of the Purchasers.

          (e) At the Closing Date, the Representative shall have received a letter, dated the Closing Date, from Arthur Andersen LLP, substantially to the effect set forth in Exhibit G hereto, with reproduced or conformed copies thereof for each of the Purchasers.

          (f) At the Closing Date, Cahill Gordon & Reindel, counsel for the Purchasers, shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy or completeness of any of the representations or warranties, or the fulfillment of any of the conditions herein contained;
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     and all proceedings taken by the Company in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Representative and Cahill Gordon & Reindel.

          9.   Conditions of Company's Obligation.  The obligation of the
               ----------------------------------
Company to deliver the Notes shall be subject to the following conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date, and no proceedings for that purpose shall then be pending before, or threatened by, the Commission.

          (b) At the Closing Date, the order of the New Mexico Public Utility Commission authorizing and approving the issuance and sale of the Notes shall be final and in full force and effect and the time for appeal therefrom or review thereof or intervention with respect thereto shall have expired.

          10.  Indemnification.  (a)  The Company agrees to indemnify and hold
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harmless each Purchaser and each person who controls any Purchaser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject and to reimburse each such Purchaser and controlling person for any legal or other expenses (including, subject to subparagraph (c) of this paragraph 10, reasonable counsel fees) reasonably incurred by them, as incurred, in connection with any such losses, claims, damages or liabilities or in connection with investigating or preparing for or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or in connection with effecting a settlement of any such litigation, investigation or proceeding (if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities, expenses, litigation, investigations or proceedings arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or an untrue statement or alleged untrue statement of a material fact included in the Basic Prospectus or the Prospectus, as it may have been or be amended or supplemented, or the omission or alleged omission therefrom of a material fact necessary in order to make the
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                                      -13-

statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this subparagraph (a) shall not apply to any such losses, claims, damages, liabilities, expenses, litigation, investigations or proceedings arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company on behalf of any Purchaser, through the Representative, expressly for use in the Prospectus, or any amendment or supplement thereto, or arising out of, or based upon, any such untrue statement or alleged untrue statement in, or any such omission or alleged omission from, the Statement of Eligibility; and provided, further, that the indemnity agreement contained in this subparagraph
(a) shall not inure to the benefit of any Purchaser or of any person controlling such Purchaser on account of any such loss, claim, damage, liability, expense, litigation, investigation or proceeding arising from the sale of Notes to any person if (i) such Purchaser shall have failed to send or give to such person
(A) with or prior to the written confirmation of such sale, a copy of the Prospectus together with any amendments or supplements thereto which shall theretofore have been furnished to such Purchaser, or (B) with or prior to the delivery of such Notes to such person, a copy of any amendment or supplement to the Prospectus which shall have been furnished to such Purchaser subsequent to such written confirmation and prior to the delivery of such Notes to such person, and (ii) in either such case, any untrue or misleading statement or omission made or alleged to have been made shall have been eliminated or remedied in the Prospectus or the amendment or supplement thereto which such Purchaser so failed to send or give to such person and such Purchaser would not have been liable had a copy of such Prospectus, amendment or supplement, as the case may be, been so sent or given to such person. Each Purchaser agrees promptly to notify the Company and each other Purchaser of the commencement of any litigation, investigation or proceeding against it or any such controlling person in connection with the issuance and sale of the Notes.

          (b) Each Purchaser agrees to indemnify and hold harmless the Company, its directors and officers, and each person who controls the Company within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject and to reimburse each of them for any legal or other expenses (including, subject to subparagraph (c) of this paragraph 10, reasonable counsel fees) incurred by them, as in-
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                                      -14-

     curred, in connection with any such losses, claims, damages or liabilities or in connection with investigating or preparing for or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or in connection with effecting a settlement of any such litigation, investigation or proceeding (if such settlement is effected with the written consent of each Purchaser affected thereby), insofar as such losses, claims, damages, liabilities, expenses, litigations, investigations or proceedings arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or an untrue statement or alleged untrue statement of a material fact included in the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company on behalf of such Purchaser, through the Representative, expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus, or any amendment or supplement thereto. The Company agrees promptly to notify the Representative of the commencement of any litigation, investigation or proceeding against it, any such director or officer, or any such controlling person, in connection with the issuance and sale of the Notes.

          (c) The Company and the several Purchasers each agree that, upon receipt of notice of the commencement of any action against it or any director, officer or person controlling the Company or any person controlling such Purchaser as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense, of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action. Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have employed counsel satisfactory to the indemnified party to have charge of such defense within a reasonable time after notice by the indemnified party or such indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to one local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The indemnity agreements contained in this paragraph 10 shall be in addition to any liability which the Company or the Purchasers may otherwise have.

          11.  Contribution.  If the indemnification provided for in paragraph
               ------------
10 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities referred to therein; then each indemnifying party shall contribute to the damages and expenses incurred by such indemnified party, as incurred, (i) in such proportions as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other hand from the offering of the Notes pursuant to this Contract or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and of the Purchasers on the other hand in connection with the statements or omissions, which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

          The relative benefits received by the Company on the one hand and the Purchasers on the other hand in connection with the offering of the Notes pursuant to this Contract shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes pursuant to this

Contract (before deducting expenses) received by the Company and the total underwriting discount received by Purchasers, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Notes as set forth on such cover.

          The relative fault of the Company on the one hand and the Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Purchasers or by the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this paragraph 11 were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11. The aggregate amount of losses, claims, damages and liabilities incurred by an indemnified party and referred to above in this paragraph 11 shall be deemed to include any legal or other expenses (including, subject to subparagraph (c) of paragraph 10, reasonable counsel fees) reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this paragraph 11, no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this paragraph 11, each person, if any, who controls a Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Purchaser, and each director of the Company and each officer of the Company, and each person, if any, who controls the Company within the meaning of paragraph 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Purchaser's respective obligations to contribute pursuant to this paragraph 11 are several in proportion to the number of Notes set forth opposite their respective names in
Schedule 1 hereto and not joint.

          12.  Substitution of Purchasers. If any Purchaser or Purchasers shall
               --------------------------
fail or refuse at the Closing Date (otherwise than for some reason sufficient to justify, in accordance with the provisions hereof, the cancellation or termination of its or their obligations hereunder) to purchase and pay for the Notes which it or they have agreed to purchase as provided in paragraph 4 hereof (the "Defaulted Notes"), and:

          (a) if the aggregate principal amount of the Defaulted Notes does not exceed 10% of the aggregate principal amount of the Notes, the remaining Purchasers (the "Non-Defaulting Purchasers") shall have the right, within a period of 24 hours thereafter, to make arrangements for one or more of the Non-Defaulting Purchasers, or any other purchasers acceptable to the Company, to purchase all, but not less than all, of the Defaulted Notes in such principal amounts as may be agreed upon and upon the terms herein set forth; if, however, during such 24 hour period the Non-Defaulting Purchasers shall not have completed such arrangements for the purchase of all the Defaulted Notes, then the Non-Defaulting Purchasers shall be obligated to purchase and pay for the Defaulted Notes in proportion to their respective original purchase commitments hereunder (based upon the ratio that each of their respective original purchase commitments bears to the aggregate original purchase commitment of the Non-Defaulting Purchasers); or

          (b) if the aggregate principal amount of the Defaulted Notes exceeds 10% of the aggregate principal amount of the Notes, the Non-Defaulting Purchasers shall have the right, within a period of 24 hours thereafter, to make arrangements for one or more of the Non-Defaulting Purchasers, or any other purchasers acceptable to the Company, to purchase the Defaulted Notes in such principal amounts as may be agreed upon and upon the terms herein set forth; if, however, during such 24 hour period the

     Non-Defaulting Purchasers shall not have completed such arrangements for the purchase of all the Defaulted Notes, then the Company may, within a further period of 24 hours, make arrangements with one or more other members of the National Association of Securities Dealers, Inc., satisfactory to the Non-Defaulting Purchasers, to purchase and pay for, upon the terms herein set forth, Defaulted Notes for the purchase of which no arrangements shall have been made by the Non-Defaulting Purchasers. In the event that neither the Non-Defaulting Purchasers nor the Company has arranged for the purchase of the Defaulted Notes as above provided, then this Contract shall terminate.

          In the event that the sale and delivery of all or any principal amount of the Notes shall be effected as provided in clause (a) or (b) above, (a) either the Company or the Representative shall have the right to postpone the Closing Date until the fifth business day after the Closing Date originally specified in paragraph 6 hereof or such other time as the Company and the Representative (or the representative of the Non-Defaulting Purchasers and the substituted purchasers, if any, if the Representative shall be in default) shall agree, (b) the Company shall promptly prepare and file with the Commission any amendments or supplements to the Prospectus which may thereby be made necessary and (c) the respective principal amounts of Notes to be purchased by the Non-Defaulting Purchasers or substituted purchasers shall be taken as the basis of their respective purchase commitments hereunder.

          In the event that this Contract shall terminate as provided in clause
(b) above, neither the Company nor the Non-Defaulting Purchasers shall be under any obligation under this Contract except as otherwise provided in subparagraph
(c) of paragraph 7 hereof

          No action taken by the Company or the Non-Defaulting Purchasers under this paragraph 12 shall relieve any defaulting Purchaser of liability in respect of its default hereunder.

          13.  Termination. (a) This Contract may be terminated at any time at
               -----------
or prior to the Closing Date by the Representative if:

               (i) (A) the Company shall have failed or refused to perform any covenant or agreement on its part to be performed hereunder at or prior to the Closing Date, or (B) the conditions specified in paragraph 8 hereof shall not have been fulfilled;

               (ii) subsequent to the respective dates as of which information is given in the Prospectus in the form first filed pursuant to Rule 424(b), other than as set forth or contemplated therein at such time, or subsequent to the date hereof there shall have been any material adverse change in the business, property or condition, financial or otherwise, of the Company, whether or not arising in the ordinary course of business, the effect of which is, in the reasonable judgment of the Representative, so material and adverse as to make it impracticable or inadvisable for the Purchasers to market the Notes, or to enforce contracts for the sale of the Notes, upon the terms specified in the Prospectus;

               (iii) (A) there shall have occurred any outbreak of hostilities or material escalation thereof or other national or international calamity or crisis, (B) trading generally on the New York Stock Exchange shall have been suspended (other than a temporary suspension to provide for an orderly market), or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on said exchange or by order of the Commission or any other governmental authority having jurisdiction, or (C) a banking moratorium shall have been declared by either Federal or New York State authorities, in any such case with the result that, in the reasonable judgment of the Representative, it shall be impracticable for the Purchasers to market the Notes, or to enforce contracts for the sale of the Notes, upon the terms specified in the Prospectus; or

               (iv) the rating assigned by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group to any debt securities of the Company as of the date of this Contract shall have been lowered since such date or Moody's Investors Service, Inc. or Standard & Poor's Ratings Group shall have informed the Company or publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or any other debt securities of the Company.

               (b) This Contract may be terminated at any time at or prior to the Closing Date by the Company if the conditions specified in paragraph 9 hereof shall not have been fulfilled.

               (c) This Contract may be terminated by the Company as provided in paragraph 12 hereof.

               (d) Termination of this Contract under this paragraph 13 shall be effected by giving notice thereof to the Company or the Representative, as the case may be.

               (e) Any termination of this Contract pursuant to this paragraph 13 shall be without liability of any party to any other party except as otherwise provided in subparagraph (c) of paragraph 7 hereof and provided further that paragraphs 10 and 11 shall survive such termination and remain in full force and effect.

               14.  Survival. The respective representations, warranties and
                    --------
agreements of the Company and the Purchasers contained in this Contract or contained in certificates of officers of the Company submitted in conjunction herewith will remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company, any of its directors and officers or any controlling person thereof, or any Purchaser or any controlling person thereof, and shall survive the delivery of the Notes.

               15.  Miscellaneous. This Contract shall inure to the benefit of
                    -------------
the Company, the Purchasers and, with respect to the provisions of paragraphs 10 and 11 hereof, each director, officer and controlling person referred to in said paragraphs 10 and 11, and their respective successors. Nothing in this Contract is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Contract or any provision herein contained. The term "successors" as used in this Contract shall not include any purchaser of any of the Notes merely because of such purchase. The validity and interpretation of this Contract shall be governed by the laws of the State of New York. This Contract may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall constitute a single instrument.

               16.  Notices. Except as herein otherwise specifically provided,
                    -------
all notices and other communications hereunder shall be in writing and if sent to the Purchasers shall be mailed, delivered or telecopied and confirmed in writing to the Representative at the address and telecopy number set forth in
Schedule I hereto or, if sent to the Company, shall be mailed, delivered or telecopied (303-294-2583) and confirmed in writing to it at 1225 17th Street, Denver, CO 80202, Attention: Senior Vice President and Chief Financial Officer, with a copy to (212-424-8500) and confirmed in writing to LeBoeuf, Lamb,

Greene & MacRae, L.L.P., 125 West 55th Street, New York, NY 10019, Attention:
Susan A. Marshall.

          The Company and the Representative, on behalf of the Purchasers, have caused this Purchase Contract to be executed and delivered this 25th day of February, 1999.

                         SOUTHWESTERN PUBLIC SERVICE COMPANY

                         By:   /s/ Brian P. Jackson
                               --------------------
                               Name:   Brian P. Jackson
                               Title:  Senior Vice President,
                               Chief Financial Officer and
                               Treasurer



                         SALOMON SMITH BARNEY INC.
                         As Representative of the Purchasers
                         listed in Schedule I hereto

                         By:   /s/ Paul T. Addison
                               -------------------
                               Name:  Paul T. Addison
                               Title: Managing Director

                                                                      SCHEDULE I
                                                                      ----------

                                  PURCHASERS


                                                    PRINCIPAL AMOUNT OF
                                                          NOTES

PURCHASER
---------

Salomon Smith Barney Inc.                               $ 60,000,000
Chase Securities Inc.                                     20,000,000
NationsBanc Montgomery Securities LLC                     20,000,000
                                                        ------------
Total                                                   $100,000,000
                                                        ============



                                REPRESENTATIVE



Name:                   Salomon Smith Barney Inc.
Address:                388 Greenwich Street
                        New York, New York  10013
Attention:              Peter Kind
Telecopy No.:           212-816-0901

                                                                     SCHEDULE II
                                                                     -----------

                        INFORMATION REGARDING THE BONDS
                             AND THE SALE THEREOF


 .    REGISTRATION STATEMENT NO.:  333-05199

 .    AGGREGATE PRINCIPAL AMOUNT(S), MATURITY DATE(S) AND
     INTEREST RATE(S):

============================================================================================================================
                 PRINCIPAL                        MATURITY                                INTEREST
                  AMOUNT                            DATE                                    RATE
----------------------------------------------------------------------------------------------------------------------------
                $100,000,000                      March 1, 2009                             6.20%
============================================================================================================================

 .    INTEREST PAYMENT DATES:  March 1 and September 1

 .    RECORD DATES:  February 15 and August 15

 .    INTEREST TO ACCRUE FROM:  March 2, 1999

 .    PRICE TO BE PAID TO COMPANY: 99.196% of the principal amount, plus accrued interest, if any, from March 2, 1999 to the date of payment by, and delivery to, the Purchasers.
 .
     METHOD OF AND SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE: Wire transfer of immediately available funds.

 .    INITIAL PUBLIC OFFERING PRICE (IF ANY): 99.846% of the principal amount, plus accrued interest, if any, from March 2, 1999 to the date of payment by, and delivery to, the ultimate purchaser.

 .    CLOSING DATE:  March 2, 1999

 .    OPTIONAL REDEMPTION: The Notes will be redeemable at the option of the
     Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereof discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined), plus 0.15%, plus, in each case, accrued and unpaid interest to the redemption date.

 .    SINKING FUND:  None.

 .    BASIC PROSPECTUS: The Basic Prospectus referred to in the Note Purchase
     Contract shall mean and refer to the Basic Prospectus dated July 11, 1996.

                                                                       Exhibit A
                                                                              to
                                                          Note Purchase Contract
                                                          ----------------------

                      SOUTHWESTERN PUBLIC SERVICE COMPANY

                                  CERTIFICATE

          Pursuant to paragraph 8(c) of the Purchase Contract, dated February 25, 1999 (the "Contract"), between Southwestern Public Service Company, a New Mexico corporation (the "Company"), and the several Purchasers named in Schedule I thereto, the Company DOES HEREBY CERTIFY that:

          (a) No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for that purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

          (b) The order of the New Mexico Public Utility Commission authorizing and approving the issuance and sale of the Notes is final and in full force and effect and the time for appeal therefrom or review thereof or intervention with respect thereto has expired.

          (c) At the date hereof, the Prospectus, as it may have been amended or supplemented, complies with the provisions of the 1933 Act and the 1933 Act Regulations, or pursuant to the 1933 Act Regulations is deemed to comply therewith; and, at the date of the Contract, the Prospectus did not, and, at the date hereof, the Prospectus, as it may have been amended or supplemented, does not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the foregoing certifications in this paragraph (c) shall apply to statements in or omissions from the Prospectus, as it may have been amended or supplemented, made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Purchaser, through the Representative, expressly for use in the Prospectus or any amendment or supplement thereto. The Company has delivered to the Representative copies of the Prospectus and all amendments and supplements thereto.

          (d) The financial statements incorporated by reference in the Prospectus, as it may have been amended or supplemented, present fairly the financial position of the Company as at the dates indicated and the results of their operations for the periods specified; and, except as otherwise stated in the Prospectus, as it may have been amended or supplemented, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved. Arthur Andersen LLP, the accountants who certified certain of such financial statements, are independent certified public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (e) Except as may otherwise be reflected in or contemplated by the Prospectus, as it may have been amended or supplemented, since the respective dates as of which information is given therein, (i) there has been no material adverse change or any development or event involving a prospective material adverse change in the business, property or condition, financial or otherwise, of the Company, whether or not arising in the ordinary course of business and (ii) the Company has not entered into any transactions which are material to the Company, other than in the ordinary course of business; and, except as so reflected or contemplated, the Company does not have any contingent obligations which are material to the Company.

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Mexico with corporate power and authority to own its properties and conduct its business as described in the Prospectus, as it may have been amended or supplemented.

          (g) The representations and warranties of the Company contained in subparagraphs (g), (h), (i), and (j) of paragraph 3 of the Contract are true and correct as of the date hereof.

          All terms contained in this Certificate which are defined in the Contract are used herein with the same meaning as in the Contract.

          IN WITNESS WHEREOF, the Company has caused this Certificate to be executed on its behalf this 2nd day of March 1999.

                         SOUTHWESTERN PUBLIC SERVICE COMPANY

                         By: _____________________________________
                             Name:
                             Title:

                                                                       Exhibit B
                                                                              to
                                                          Note Purchase Contract
                                                          ----------------------

            [LETTERHEAD OF LEBOEUF, LAMB, GREENE & MACRAE, L.L.P.]


[Purchasers]


Ladies and Gentlemen:

          We have acted as counsel to Southwestern Public Service Company (the "Company") in connection with the sale by the Company of $100,000,000 aggregate principal amount of its Senior Notes (the "Notes"), which are registered pursuant to the registration statement (File No. 333-05199) of the Company for the registration under the Securities Act of 1933, as amended (the "1933 Act"), of up to $220,000,000 aggregate principal amount of securities, including the Notes. This opinion is being delivered to you pursuant to Section 8(d) of the Purchase Contract, dated February 25, 1999 (the "Purchase Contract"), between the Company and the several purchasers named therein (the "Purchasers"). Unless otherwise stated, defined terms used herein shall have the respective meanings given them in the Purchase Contract.

          We are not general counsel to the Company and our representation of the Company consists of advising it with respect to corporate and regulatory matters as to which we have been specifically consulted. We are familiar with the legal matters pertaining to, and the corporate proceedings of the Company taken with respect to, the authorization, issuance and sale by the Company of the Notes. We have examined, among other things, the Registration Statement and the Prospectus, and any amendment or supplement thereto, the corporate records of the Company, the Indenture, the Supplemental Indenture creating the Notes, and such other proceedings, papers and documents as we have deemed relevant for the purpose of rendering the opinions enumerated below. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies and the authenticity of all such latter documents. We have relied as to various questions of fact (but not as to legal conclusions) upon discussions with officers and representatives of the Company and the representations and warranties of the

Company contained in the Purchase Contract and upon the certificates of public officials and of officers of the Company being delivered to you thereunder.

          On the basis of the foregoing, and subject to the limitations and qualifications set forth herein, it is our opinion that:

          (i) The Indenture has been duly and validly authorized, executed and delivered by the Company and is in due and proper form and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by laws and principles of equity affecting generally the enforcement of mortgagees' and other creditors' rights, including without limitation bankruptcy and insolvency laws and state laws which affect the enforcement of certain remedial provisions of the Indenture; provided, however, that such state laws will not, in our opinion, render the remedies afforded by the Indenture inadequate for the practical realization of the benefit of the security provided thereby.

          (ii) The Notes are in due and proper form and the issuance and sale of the Notes have been duly authorized by all necessary corporate action, and when duly executed, authenticated and delivered to the Purchasers pursuant to the Purchase Contract against payment of the consideration set forth therein, the Notes will be legal, valid and binding obligations of the Company enforceable (subject to the exceptions and limitations referred to in paragraph (i) hereof) in accordance with their terms.

          (iii) The Indenture is qualified under the Trust Indenture Act of 1939, as amended.

          (iv) The Purchase Contract has been duly authorized, executed and delivered by the Company.

          (v) We are not aware of any approval, authorization, consent or other order of any federal regulatory board or body, including under the Public Utility Holding Company Act of 1935, as amended, which is legally required (other than in connection or compliance with the provisions of the securities laws of any jurisdiction) for the issuance and sale by the Company of the Notes pursuant to the Purchase Contract.

          (vi) The Notes and the Indenture conform as to legal matters to the description of the terms thereof contained in the Registration Statement and the Prospectus, as amended or supplemented to the date hereof.

          (vii) The Registration Statement is effective under the 1933 Act and, to the best of our knowledge, no proceedings for a stop order have been instituted or are pending or threatened under Section 8(d) of the 1933 Act; and, at the time the Registration Statement became effective and at the date of the Purchase Contract, the Registration Statement complied, and, at the date hereof, the Prospectus, as it may have been amended or supplemented, complies, as to form in all material respects with the requirements of the 1933 Act and the applicable instructions, rules and regulations thereunder, or pursuant to said instructions, rules and regulations are deemed to have complied or to comply therewith, although we do not express any opinion as to the financial statements (including the notes thereto) or other financial or statistical data included or incorporated by reference therein.

          We do not know of any legal or governmental proceeding (pending or threatened) required to be described in the Registration Statement or the Prospectus, as amended or supplemented to the date hereof, which is not described as required, nor of any contract or document of a character required to be described in the Registration Statement or the Prospectus, as amended or supplemented to the date hereof, or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

          In connection with this opinion, we have participated in discussions with officers and representatives of the Company, in certain of which your representatives and counsel also participated and at which the affairs of the Company and the contents of the Registration Statement and the Prospectus were discussed. There is no assurance that all possible material facts as to the Company were disclosed to us or that our familiarity with the Company or the operations in which it is engaged is such that we have necessarily recognized the materiality of such facts as were disclosed, and we have to a large extent relied upon statements of officers and representatives of the Company as to the materiality of those facts disclosed to us. We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus. Subject to the foregoing, and to the other limitations and qualifications expressed in this letter, we may state that nothing has come to our attention that would lead us to believe that the Registration Statement, when it became effective, or at the date of the Purchase Contract, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, at the date the Prospectus Supplement was filed with the Securities and Exchange Commission, the Prospectus included, or, at the date hereof, the Prospectus, as it may have been amended or supplemented, includes an untrue statement of a material fact or omitted, or omits, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that we do not express any belief as to the financial statements (including the notes thereto) or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, as to any information contained therein furnished to the Company in writing by any Purchaser expressly for use therein or as to the Statement of Eligibility.

          This opinion is limited to the laws of the State of New York and the federal law of the United States of America. In addition, we are not opining herein with respect to the securities or "blue sky" laws of any state. We have relied, with your consent, as to all matters governed by the laws of the States of New Mexico and Texas, upon the opinion of Hinkle, Cox, Eaton, Coffield & Hensley LLP, as to all matters governed by the laws of the States of Oklahoma, upon the opinion of Rainey, Ross, Rice & Binns, and as to all matters governed by the laws of the State of Kansas, upon the opinion of Foulston & Siefkin. Finally, this opinion speaks as of the date hereof and we undertake no responsibility to advise you of any change in circumstances after the date hereof.

          The Chase Manhattan Bank, is hereby authorized to rely upon this letter as if this letter were addressed to it. This letter is not being delivered for the benefit of, nor may it be relied upon by, the holders of the Notes or any other party to which it is not specifically addressed or to which reliance has not expressly been permitted hereby.

                                    Very truly yours,

                                                                       Exhibit C
                                                                              to
                                                          Note Purchase Contract
                                                          ----------------------

          [LETTERHEAD OF HINKLE, COX, EATON, COFFIELD & HENSLEY LLP]

[Purchasers]



Ladies and Gentlemen:


          This opinion is being furnished to you in connection with the sale by Southwestern Public Service Company (the "Company") of $100,000,000 aggregate principal amount of [Senior] Notes of the Company (the "Notes"), which are registered pursuant to the registration statement (File No. 333-05199) of the Company for the registration under the Securities Act of 1933, as amended (the "1933 Act"), of up to $220,000,000 aggregate principal amount of securities, including the Notes. This opinion is being delivered to you pursuant to Section 8(d) of the Purchase Contract, dated February 25, 1999 (the "Purchase Contract"), between the Company and the several purchasers named therein (the "Purchasers"). Unless otherwise stated, defined terms used herein shall have the respective meanings given them in the Purchase Contract.

          We are familiar with the legal matters pertaining to, and the corporate proceedings of the Company taken with respect to, the authorization, issuance and sale by the Company of the Notes. We have examined, among other things, the Registration Statement and the Prospectus, and any amendment or supplement thereto, the corporate records of the Company, the Indenture, the Supplemental Indenture creating the Notes, the proceedings before The Public Utility Commission of the State of New Mexico with respect to the issuance and sale of the Notes and such other proceedings, papers and documents as we have deemed relevant for the purpose of rendering the opinions enumerated below. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies and the authenticity of all such latter documents. We have relied as to various questions of fact (but not as to legal conclusions) upon discussions with officers and representatives of the Company and the representations and warranties of the Company contained in the Purchase Contract and upon the certificates of public officials and of officers of the Company being delivered to you thereunder. With respect to the opinions expressed in paragraph (vi) below, we have relied on information obtained from public records and from the Company.

          On the basis of the foregoing, and subject to the limitations and qualifications set forth herein, it is our opinion that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Mexico with corporate power and authority to own its properties and conduct its business as described in the Prospectus, as amended or supplemented to the date hereof. To the best of our knowledge, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, properties or operations of the Company.

          (ii) The Indenture has been duly and validly authorized, executed and delivered by the Company and is in due and proper form and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by laws and principles of equity affecting generally the enforcement of creditors' rights, including without limitation bankruptcy and insolvency laws and state laws which affect the enforcement of certain remedial provisions of the Indenture; provided, however, that such state laws will not, in our opinion, render the remedies afforded by the Indenture inadequate for the practical realization of the benefit provided thereby.

          (iii) The Notes are in due and proper form and the issuance and sale of the Notes have been duly authorized by all necessary corporate action, and when duly executed, authenticated and delivered to the Purchasers pursuant to the Purchase Contract against payment of the consideration set forth therein, the Notes will be legal, valid and binding obligations of the Company enforceable (subject to the exceptions and limitations referred to in paragraph
(ii) hereof) in accordance with their terms.

          (iv) All approvals and authorizations of the New Mexico Public Utility Commission, which are required for the valid authorization and issuance and the valid sale of the Notes under the Purchase Contract, have been obtained and are in full force and effect, and the approval of no other governmental regulatory body (including the State Corporation Commission of Kansas and the Corporation Commission of Oklahoma) is required in connection therewith. Copies of the Prospectus must be filed with the State Corporation Commission of Kansas, but this information filing is not a prerequisite to the authorization, issuance or sale of the Notes. We express no opinion as to compliance with Blue Sky laws or the Public Utility Holding Company Act of 1935, as amended.

          (v) The Purchase Contract has been duly authorized, executed and delivered by the Company.

          (vi) With minor exceptions relating to the use of streets and highways outside incorporated communities in New Mexico, Oklahoma, and Texas and with respect to the right of the City of Pampa, Texas, to purchase properties of the Company within its limits at a purchase price to be determined upon appraisal, the Company holds valid franchises in the territory in which it operates which have no burdensome restrictions and are adequate to conduct its business in such territory.

          (vii) The issuance of and the sale by the Company to you of the Notes pursuant to the terms of the Purchase Contract and the fulfillment by the Company of the other terms thereof will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company's Restated Articles of Incorporation, as amended, its By-Laws, or any indenture, mortgage, deed of trust, or other agreement or instrument known to us to which the Company is now a party.

          (viii) The facsimile signature of an Executive Vice President, a Senior Vice President or a Vice President of the Company in lieu of his or her manual signature on the Notes and the facsimile signature of the Secretary or an Assistant Secretary of the Company attesting the corporate seal in lieu of his or her manual signature on the Notes have been duly and properly authorized by the Board of Directors of the Company, are not inconsistent with the provisions of the Restated Articles of Incorporation, as amended, or By-Laws of the Company and are valid and effective under the laws of the State of New Mexico; and the facsimile signatures of such officers on the Notes have the same legal effect as though they had manually signed and attested the Notes as such respective officers.

          (ix) At the time the Registration Statement became effective and at the date of the Purchase Contract, the Registration Statement complied, and, at the date hereof, the Prospectus, as it may have been amended or supplemented, complies, as to form in all material respects with the requirements of the 1933 Act and the applicable instructions, rules and regulations thereunder, or pursuant to said instructions, rules and regulations are deemed to have complied or to comply therewith, although we do not express any opinion as to the financial statements (including the notes thereto) or other financial or statistical data included or incorporated by reference therein.

          We do not know of any legal or governmental proceeding (pending or threatened) required to be described in the Registration Statement or the Prospectus, as amended or supplemented to the date hereof, which is not described as required, nor of any contract or document of a character required to be described in the Registration Statement or the Prospectus, as amended or supplemented to the date hereof, or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

          In connection with this opinion, we have participated in discussions with officers and representatives of the Company, in certain of which your representatives and counsel also participated and at which the affairs of the Company and the contents of the Registration Statement and the Prospectus were discussed. There is no assurance that all possible material facts as to the Company were disclosed to us or that our familiarity with the Company or the operations in which it is engaged is such that we have necessarily recognized the materiality of such facts as were disclosed, and we have to a large extent relied upon statements of officers and representatives of the Company as to the materiality of those facts disclosed to us. We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus. Subject to the foregoing, and to the other limitations and qualifications expressed in this letter, we may state that nothing has come to our attention that would lead us to believe that the Registration Statement, when it became effective, or at the date of the Purchase Contract, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, at the date the Prospectus Supplement was filed with the Securities and Exchange Commission, the Prospectus included, or, at the date hereof, the Prospectus, as it may have been amended or supplemented, includes an untrue statement of a material fact or omitted, or omits, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that we do not express any belief as to the financial statements (including the notes thereto) or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, as to any information contained therein furnished to the Company in writing by any Purchaser expressly for use therein or as to the Statement of Eligibility.

          This opinion is limited to the laws of the State of New York and the State of New Mexico and the federal law of the United States of America. We have relied, with your consent, as to all matters governed by the laws of the State of Oklahoma, upon the opinion of Rainey, Ross, Rice & Binns, and as to all matters governed by the laws of the State of Kansas, upon the opinion of Foulston & Siefkin. In addition, we are not opining herein with respect to the securities or "blue sky" laws of any state. Finally, this opinion speaks as of the date hereof and we undertake no responsibility to advise you of any change in circumstances after the date hereof.

          The Chase Manhattan Bank, is hereby authorized to rely upon this letter as if this letter were addressed to it. LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Company, and Cahill Gordon & Reindel, counsel for the Purchasers, are hereby authorized to rely upon this letter as to matters governed by the laws of the State of New Mexico as if this letter were addressed to them. This letter is not being delivered for the benefit of, nor may it be relied upon by, the holders of the Notes or any other party to which it is not specifically addressed or to which reliance has not expressly been permitted hereby.

                                    Very truly yours,

                                                                       Exhibit D
                                                                              to
                                                          Note Purchase Contract
                                                          ----------------------

                  [LETTERHEAD OF RAINEY, ROSS, RICE & BINNS]

[Purchasers]



Ladies and Gentlemen:



          This opinion is being furnished to you in connection with the sale by Southwestern Public Service Company (the "Company") of $100,000,000 aggregate principal amount of Senior Notes of the Company (the "Notes"), which are registered pursuant to the registration statement (File No. 333-05199) of the Company for the registration under the Securities Act of 1933, as amended (the "1933 Act"), of up to $220,000,000 aggregate principal amount of securities, including the Notes. This opinion is being delivered to you pursuant to Section 8(d) of the Purchase Contract, dated February 25, 1999 (the "Purchase Contract"), between the Company and the several purchasers named therein (the "Purchasers"). Unless otherwise stated, defined terms used herein shall have the respective meanings given them in the Purchase Contract.

          Subject to the limitations and qualifications set forth herein, it is our opinion that:

          (i) Insofar as the laws of Oklahoma are concerned, the issuance of the Notes has been duly authorized by all necessary corporate action of the Company and (assuming that the Notes delivered today to you have been authenticated by a duly authorized officer of the Trustee), such Notes have been validly issued, are in due legal form and are the legal, valid, and enforceable obligations of the Company.

          (ii) The Company is duly registered in Oklahoma as a foreign corporation and is legally authorized to own property and to carry on the business in which it is engaged in Oklahoma.

          (iii) No approvals or authorizations of the Corporation Commission of Oklahoma are required for the valid sale of the Notes under the Purchase Contract and no other approval of any Oklahoma public regulatory body is required in connection with the authorization, issuance and sale of the Notes by the Company. We express no opinion as to compliance by the Company with Blue Sky laws.

          (iv) With minor exceptions relating to the use of streets and highways outside of incorporated communities in Oklahoma, the Company holds valid franchises in the territory of Oklahoma in which it operates which are without burdensome restrictions and are adequate for the conduct of the business of the Company in such territory.


          (v) The statements stated in the Registration Statement and the Prospectus to be set forth in the reliance upon us, as experts, are correct.

          This opinion is limited to the laws of the State of Oklahoma. In addition, we are not opining herein with respect to the securities or "blue sky" laws of any state. Finally, this opinion speaks as of the date hereof and we undertake no responsibility to advise you of any change in circumstances after the date hereof.

          The Chase Manhattan Bank is hereby authorized to rely upon this letter as if this letter were addressed to it. LeBoeuf, Lamb, Greene & MacRae, L.L.P. and Hinkle, Cox, Eaton, Coffield & Hensley, counsel for the Company, and Cahill Gordon & Reindel, counsel for the Purchasers, are hereby authorized to rely upon this letter as to matters governed by the laws of the State of Oklahoma as if this letter were addressed to them. This letter is not being delivered for the benefit of, nor may it be relied upon by, the holders of the Notes or any other party to which it is not specifically addressed or to which reliance has not expressly been permitted hereby.

                                    Very truly yours,

                                                                       Exhibit E
                                                                              to
                                                          Note Purchase Contract
                                                          ----------------------

                      [LETTERHEAD OF FOULSTON & SIEFKIN]

[Purchasers]



Ladies and Gentlemen:


          We have acted as counsel to Southwestern Public Service Company (the "Company") in connection with the sale by the Company of $100,000,000 aggregate principal amount of [Senior] Notes of the Company (the "Notes"), which are registered pursuant to the registration statement (File No. 333-05199) of the Company for the registration under the Securities Act of 1933, as amended (the "1933 Act"), of up to $220,000,000 aggregate principal amount of securities, including the Notes. This opinion is being delivered to you pursuant to Section 8(d) of the Purchase Contract, dated February 25, 1999 (the "Purchase Contract"), between the Company and the several purchasers named therein (the "Purchasers"). Unless otherwise stated, defined terms used herein shall have the respective meanings given them in the Purchase Contract.

          On the basis of the foregoing, and subject to the limitations and qualifications set forth herein, it is our opinion that:

          (i) No approval or authorization of any Kansas public regulatory body (including the State Corporation Commission of the State of Kansas) is required for the valid authorization, issue and sale of the Notes pursuant to the terms of the Purchase Contract. Copies of the Registration Statement and the Prospectus have been filed with the State Corporation Commission of the State of Kansas, but this information filing is not a prerequisite to the authorization, issuance, or sale of the Notes. We express no opinion as to the compliance by the Company with Blue Sky laws.

          (ii) The Company is duly registered in the State of Kansas as a foreign corporation and is legally authorized to own property and to carry on the business in which it is engaged in Kansas.

          (iii) The Company holds valid franchises or other authorities in the territory in Kansas in which it operates which are without burdensome restrictions and are adequate for the conduct of the business of the Company in such territory.

          (iv) The statements stated in the Registration Statement and Prospectus to be set forth in reliance upon us, as experts, are correct.

          This opinion is limited to the laws of the State of Kansas. In addition, we are not opining herein with respect to the securities or "blue sky" laws of any state. Finally, this opinion speaks as of the date hereof and we undertake no responsibility to advise you of any change in circumstances after the date hereof.

          The Chase Manhattan Bank is hereby authorized to rely upon this letter as if this letter were addressed to it. LeBoeuf, Lamb, Greene & MacRae, L.L.P. and Hinkle, Cox, Eaton, Coffield & Hensley, counsel for the Company, and Cahill Gordon & Reindel, counsel for the Purchasers, are hereby authorized to rely upon this letter as to matters governed by the laws of the State of Kansas as if this letter were addressed to them. This letter is not being delivered for the benefit of, nor may it be relied upon by, the holders of the Notes or any other party to which it is not specifically addressed or to which reliance has not expressly been permitted hereby.

                                    Very truly yours,

                                                                       Exhibit F
                                                                              to
                                                          Note Purchase Contract
                                                          ----------------------


                    [LETTERHEAD OF CAHILL GORDON & REINDEL]

[Purchasers]



Ladies and Gentlemen:

          We have acted as counsel for the Purchasers named in the Purchase Contract, dated February 25, 1999 (the "Purchase Contract"), among you and Southwestern Public Service Company, a New Mexico corporation (the "Company"), in connection with the sale by the Company to you, severally, and the purchase by you, severally, of $100,000,000 aggregate principal amount of Senior Notes of the Company (the "Notes"), being issued under its Indenture, dated as of February 1, 1999, to The Chase Manhattan Bank, National Association, as trustee, and all indentures supplemental thereto, including the Supplemental Indenture dated as of March 1, 1999 creating the Notes (the "Supplemental Indenture") (said Indenture dated as of February 1, 1999 and all indentures supplemental thereto being hereinafter collectively referred to as the "Indenture").

          In rendering our opinions set forth herein, we have examined originals, photocopies or conformed copies certified to our satisfaction of all corporate records, agreements, instruments and documents of the Company, certificates of public officials and other certificates and opinions, and have made such other investigations as we deem necessary, in connection with the opinions set forth herein. In such examination, we have, without any independent investigation or verification, assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as photocopies or conformed copies.

          Based upon the foregoing, and subject to the assumptions set forth herein, we advise you that in our opinion (based to the extent indicated below upon the opinions of other counsel hereinafter mentioned):

          (i) The Indenture has been duly and validly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by laws and principles of equity affecting generally the enforcement of creditors' rights, including without limitation bankruptcy and insolvency laws and state laws which affect the enforcement of certain remedial provisions of the Indenture.

          (ii) The Indenture is qualified under the Trust Indenture Act of 1939, as amended.

          (iii) The Notes are in due and proper form and the issuance and sale of the Notes by the Company have been duly authorized by all necessary corporate action, and, when duly executed, authenticated and delivered to the Purchasers pursuant to the Purchase Contract against payment of the consideration set forth therein, the Notes will be legal, valid and binding obligations of the Company enforceable (subject to the exceptions and limitations referred to in paragraph (i) hereof) in accordance with their terms.

          (iv) The Purchase Contract has been duly authorized, executed and delivered by the Company.

          (v) The Notes and the Indenture conform as to legal matters to the description of the terms thereof contained in the Registration Statement and the Prospectus, as amended or supplemented to the date hereof.

          (vi) The Registration Statement is effective under the 1933 Act and, to the best of our knowledge, no proceedings for a stop order have been instituted or are pending or threatened under Section 8(d) of the 1933 Act; and, at the time the Registration Statement became effective, the Registration Statement complied, and, at the date hereof, the Prospectus, as amended or supplemented to the date hereof, complies, as to form in all material respects with the requirements of the 1933 Act and the applicable instructions, rules and regulations thereunder, or pursuant to said instructions, rules and regulations are deemed to have complied or to comply therewith, although we do not express any opinion as to the financial statements (including the notes thereto) or other financial data or statistical data included or incorporated by reference therein.

          We have participated in discussions with officers and other representatives of the Company, counsel for the Company, representatives of the Company's independent public accountants and your representatives at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent referred to in paragraph (v) above), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to our attention that would lead us to believe that either the Registration Statement, when it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, at the date the Prospectus Supplement was filed with the Commission, the Prospectus included, or, at the date hereof, the Prospectus, as it may have been amended or supplemented, includes an untrue statement of a material fact or omitted, or omits, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we do not make any comment with respect to the financial statements (including the notes thereto) or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto or with respect to information contained therein furnished to the Company in writing by any Purchaser expressly for use therein or as to the Form T-1).

          This opinion is limited to the laws of the State of New York and the federal law of the United States of America. Accordingly, in rendering the opinions above, we have relied, with your consent, as to all matters governed by the laws of the States of New Mexico and Texas, upon the opinion of Hinkle, Cox, Eaton, Coffield & Hensley LLP, as to all matters governed by the laws of the States of Oklahoma, upon the opinion of Rainey, Ross, Rice & Binns, and as to all matters governed by the laws of the State of Kansas, upon the opinion of Foulston & Siefkin, each of even date herewith addressed to you.

                                    Very truly yours,

                                                                       Exhibit G
                                                                              to
                                                          Note Purchase Contract
                                                          ----------------------

                   CONTENTS OF LETTER OF ARTHUR ANDERSEN LLP

          The letter of Arthur Andersen LLP will confirm that they are independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations, and will state in effect that:

          (i) in their opinion, the consolidated financial statements and supporting financial schedules audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the applicable respective published rules and regulations thereunder;

          (ii) on the basis of a limited review (but not an audit in accordance with generally accepted auditing standards) of the unaudited consolidated condensed financial statements, if any, included in the Incorporated Documents and of the latest available interim consolidated financial statements of the Company, a reading of any unaudited pro forma financial statements included in the Prospectus or the Incorporated Documents, a reading of all recent minutes of meetings of the Board of Directors of the Company and the Executive, Audit and Pricing Committees thereof (or for meetings for which minutes had not yet been prepared, discussions with a Company officer of the actions taken thereat) and of the shareholder of the Company, and discussions with officers of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention which caused them to believe that:

          (iii) any material modifications should be made to the unaudited consolidated condensed financial statements, if any, included in the Incorporated Documents for them to be in conformity with generally accepted accounting principles, or

          (iv) the unaudited consolidated condensed financial statements, if any, included in the Incorporated Documents do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the related published 1934 Act Regulations, or said consoli-dated condensed financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference therein, or

          (v) the unaudited [income statement amounts], if any, included in the Prospectus Supplement do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the audited statements of income, or

          (vi) any unaudited pro forma financial statements included in the Prospectus or the Incorporated Documents do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or the pro forma adjustments have not properly been applied to the historical amounts in the compilation of those statements, or

          (vii) (A) there was any change in the consolidated capital stock, or any increase in the long-term debt of the Company, or any decrease in consolidated net assets, at a specified date not more than three days prior to the date of such letter as compared with the corresponding amounts shown in the most recent consolidated balance sheet or condensed balance sheet incorporated by reference in the Prospectus, or

               (B) there was any decrease in consolidated operating revenues or net income for the period from the date of the latest consolidated balance sheet or condensed balance sheet incorporated by reference in the Prospectus to a specified date not later than three days prior to the date of such letter as compared to such amounts for the corresponding period during the previous year,

     [except in all instances for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are disclosed in such letter;]

          (viii) they have carried out certain procedures and made certain findings, specified in such letter, with respect to certain amounts and percentages included in the Prospectus and the Incorporated Documents and such other items as the Representative may reasonably request.

                                      G-2